UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 9, 2013

Enstar Group Limited

(Exact name of registrant as specified in its charter)

Bermuda	001-33289	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box HM 2267, Windsor Place, 3rd Floor 22 Queen Street, Hamilton HM JX Bermuda	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (441) 292-3645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

We are amending the Current Report on Form 8-K that we filed on September 11, 2013 to include the Financial Statements of Business Acquired in connection with the acquisition of Arden Reinsurance Company Ltd. (“Arden Re”) from Arden Holdings Ltd., and to include the Pro Forma Financial Information set forth below under Item 9.01 Financial Statements and Exhibits.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The required consolidated financial statements of Arden Re are attached hereto as Exhibits 99.1, 99.2 and 99.3 and are incorporated in their entirety herein by reference.

(b)	Pro Forma Combined Financial Information.

The required pro forma financial information of Enstar Group Limited and Arden Re is attached hereto as Exhibit 99.4 and is incorporated in its entirety herein by reference.

(d)	Exhibits

Exhibit Number	Description

23.1	Consent of Ernst & Young Ltd.

99.1	Audited financial statements of Arden Reinsurance Company Ltd. as of and for the years ended December 31, 2012 and 2011.

99.2	Audited financial statements of Ariel Reinsurance Company Ltd. (company name subsequently changed to Arden Reinsurance Company Ltd.) as of and for the years ended December 31, 2011 and 2010.

99.3	Unaudited interim financial statements of Arden Reinsurance Company Ltd. as of June 30, 2013 and for the six months ended June 30, 2013 and 2012.

99.4	Unaudited pro forma condensed combined consolidated statements of earnings of Enstar Group Limited and Arden Reinsurance Company Ltd. for the six months ended June 30, 2013 and the year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENSTAR GROUP LIMITED

Date: November 25, 2013	By:	/s/ Richard J. Harris
Richard J. Harris
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Ernst & Young Ltd.

99.1	Audited financial statements of Arden Reinsurance Company Ltd. as of and for the years ended December 31, 2012 and 2011.

99.2	Audited financial statements of Ariel Reinsurance Company Ltd. (company name subsequently changed to Arden Reinsurance Company Ltd.) as of and for the years ended December 31, 2011 and 2010.

99.3	Unaudited interim financial statements of Arden Reinsurance Company Ltd. as of June 30, 2013 and for the six months ended June 30, 2013 and 2012.

99.4	Unaudited pro forma condensed combined consolidated statements of earnings of Enstar Group Limited and Arden Reinsurance Company Ltd. for the six months ended June 30, 2013 and the year ended December 31, 2012.

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